                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                           (AMENDMENT NO.           )

     Filed by the Registrant [ ]
     Filed by a Party other than the Registrant [X]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                         GULF CANADA RESOURCES LIMITED
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                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
     (3) Per-unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
     (5) Total fee paid:
--------------------------------------------------------------------------------
     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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

                                  (GULF LOGO)

                         GULF CANADA RESOURCES LIMITED

                                   NOTICE OF
                   ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

     An Annual and Special Meeting (the "Meeting") of the holders ("Shareholders") of ordinary shares ("Ordinary Shares") of GULF CANADA RESOURCES LIMITED (the "Company") will be held in the Auditorium, 3rd floor, Gulf Canada Square, 401 - 9th Avenue S.W., Calgary, Alberta, Canada on Wednesday, the 29th day of April, 1998, at the hour of 2:00 p.m. (Calgary time) for the purposes of:

     1. receiving the report of the directors and the Consolidated Financial Statements of the Company and its subsidiaries for the year ended December 31, 1997, and the Auditors' Report thereon;

     2.    electing directors of the Company;

     3.    appointing auditors, with remuneration to be fixed by the directors;

     4. considering and, if deemed advisable, ratifying the Shareholder Rights Plan; and

     5. transacting such further and other business as may properly come before the Meeting.

     Shareholders are invited to attend the Meeting. Only Shareholders of record at the close of business on March 12, 1998 will be entitled to vote at the Meeting except to the extent that a person has transferred any Ordinary Shares of the Company after that date and the new holder of such shares establishes proper ownership and requests not later than ten days before the Meeting to be included in the list of Shareholders eligible to vote at the Meeting.

     Shareholders who are unable to attend the Meeting are requested to date, sign and return the enclosed form of proxy in the envelope provided for this purpose to the Company c/o Montreal Trust Company of Canada, 600, 530 - 8th Avenue S.W., Calgary, Alberta, T2P 3S8.

     DATED at Calgary, Alberta, Canada this 23rd day of March, 1998.

                                         By Order of the Board,

                                         "CRAIG S. GLICK"

                                         Craig S. Glick
                                         Secretary

                         GULF CANADA RESOURCES LIMITED
                             401 - 9TH AVENUE S.W.
                                CALGARY, ALBERTA
                                    T2P 2H7

                           MANAGEMENT PROXY CIRCULAR

SOLICITATION OF PROXIES

     THIS MANAGEMENT PROXY CIRCULAR ("PROXY CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF GULF CANADA RESOURCES LIMITED ("GULF" OR THE "COMPANY") OF PROXIES FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE COMPANY (THE "MEETING") to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual and Special Meeting. The solicitation will be primarily by mail but proxies may also be solicited personally or by telephone by regular employees of the Company without special compensation. In accordance with regulatory requirements, Gulf will pay brokers or nominees holding Ordinary Shares of Gulf in their names or in the names of their principals for their proper expenses in sending solicitation material to their principals. The cost of solicitation will be borne by the Company. Information contained in this Proxy Circular is given as of March 2, 1998 unless otherwise specifically stated.

     This Proxy Circular and the accompanying notice and form of proxy are being mailed to Shareholders on or about March 23, 1998. The annual report to shareholders for the Company's financial year ended December 31, 1997 is also being mailed to shareholders contemporaneously with this Proxy Circular, although the annual report does not form a part of the material for the solicitation of proxies.

APPOINTMENT OF PROXIES

     Shareholders desiring to be represented at the Meeting by a proxyholder must deposit their proxies with Montreal Trust Company of Canada, 600, 530 - 8th Avenue S.W., Calgary, Alberta, T2P 3S8, no later than 4:30 p.m. (Calgary time) on April 28, 1998 or with the Chairman of the Meeting prior to the commencement of the Meeting.

     A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER OF GULF), OTHER THAN PERSONS DESIGNATED IN THE FORM OF PROXY ACCOMPANYING THIS PROXY CIRCULAR, AS NOMINEE TO ATTEND AND ACT FOR AND ON BEHALF OF SUCH SHAREHOLDER AT THE MEETING AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME OF SUCH PERSON IN THE BLANK SPACE PROVIDED ON THE FORM OF PROXY. PROXIES MAY BE REVOKED ANY TIME PRIOR TO THEIR USE BY DELIVERING A DOCUMENT EXECUTED BY THE BENEFICIAL OWNER OR HIS OR HER ATTORNEY, AUTHORIZED IN WRITING, EITHER TO THE ATTENTION OF THE CORPORATE SECRETARY AT 1600, 401 - 9TH AVENUE S.W., CALGARY, ALBERTA PRIOR TO 4:30 P.M. (CALGARY TIME) ON APRIL 28, 1998, OR TO THE CHAIRMAN OF THE MEETING PRIOR TO THE COMMENCEMENT OF THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME PRIOR TO THEIR USE.

VOTING RIGHTS

     As at March 2, 1998, there were outstanding 348,795,944 Ordinary Shares, each of which carries the right to one vote. The presence in person or by proxy of shareholders holding at least 5 per cent of the Ordinary Shares will constitute a quorum for the transaction of business at the Meeting. The Ordinary Shares represented by proxy will be voted or withheld from voting in accordance with the instructions of the beneficial shareholder on any ballot that may be called for and, where the person whose proxy is solicited specifies a choice with respect to any matter to be voted upon, the Ordinary Shares shall be voted in accordance with the specification so made. IF NO CHOICE IS SPECIFIED, THE ORDINARY SHARES REPRESENTED BY SUCH A PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, "FOR" THE APPOINTMENT OF ERNST & YOUNG AS AUDITORS, WITH REMUNERATION TO BE FIXED BY THE DIRECTORS AND "FOR" THE RATIFICATION OF THE SHAREHOLDER RIGHTS PLAN.

     The form of proxy confers discretionary authority with respect to amendments to matters identified in the Notice of Annual and Special Meeting of Shareholders or other matters which may properly come before the Meeting or any adjournment thereof, including the replacement of any nominee identified for election to the Board of Directors if such nominee is unable to serve or will not serve.

     Under corporate law applicable to the Company, shares that are registered in the name of a nominee, including brokers, and not beneficially owned by the nominee may not be voted on any matter in the absence of instructions from the beneficial owner of the shares.

     Every question submitted to the Meeting shall be decided in the first instance on a show of hands. A shareholder or proxyholder entitled to vote at the Meeting may demand a ballot either before or after any vote by show of hands. In case of an equality of votes, the chairman of the meeting shall both on a show of hands and at a poll have a second or casting vote in addition to the vote or votes to which he may be entitled as a shareholder or proxy nominee. Directors will be elected by a plurality of votes cast by shareholders. The twelve nominees receiving the highest vote totals will be elected as directors of the Company. The auditors of the Company will also be appointed by a plurality of the votes cast. Therefore, abstentions will have no effect on such matters. A simple majority of the votes cast at the Meeting is required to ratify the Shareholder Rights Plan or to approve any other matter which may be voted on at the Meeting.

     The Board of Directors has fixed the close of business on March 12, 1998 as the record date (the "Record Date"). All of the holders of record of Ordinary Shares of the Company at the close of business on March 12, 1998 will be entitled to vote at the Meeting except that if a shareholder transfers Ordinary Shares after such date, the person who acquires the Ordinary Shares may vote those Ordinary Shares at the Meeting if, not later than 10 days before the Meeting, that person requests the Company to add his or her name to the list of shareholders entitled to vote at the Meeting and establishes that the person owns such Ordinary Shares.

                       BENEFICIAL OWNERSHIP OF SECURITIES

MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of February 17, 1998, certain information with respect to the ownership of Ordinary Shares as to all persons or groups known by the Company to be the beneficial owners of 5% or more of the outstanding Ordinary Shares, the Cumulative Redeemable Auction Perpetual Senior Preference Shares, Series 1 ("Series 1 Preferred Shares") and Cumulative Redeemable Auction Perpetual Senior Preference Shares, Series 2 ("Series 2 Preferred Shares") and of: (i) each director, (ii) each nominee for director,
(iii) each of the executive officers named in the Summary Compensation Table ("Named Executive Officers") who are currently employed by Gulf and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the following persons may be deemed to have sole voting and dispositive power with respect to such shares. Information set forth in the table with respect to beneficial ownership of Ordinary Shares has been obtained from filings made by the named beneficial owners with the Canadian securities regulators or the U.S. Securities and Exchange Commission ("Commission") or, in the case of executive officers and certain directors of the Company, has been provided to the Company by such individuals. The address of the Company's directors is care of Gulf Canada Resources Limited, One Norwest Center, Suite 5000, 1700 Lincoln Street, Denver, Colorado, 80203-4525.

                                                                               NUMBER      PERCENT
                      NAME AND ADDRESS                          CLASS        OF SHARES     OF CLASS
                      ----------------                          -----        ----------    --------
A&G RESOURCES CORPORATION...................................  Ordinary       52,205,476(1)  14.96
c/o 141 Adelaide Street West
Suite 310
Toronto, Ontario M3H 3L9

PARTICIPANTS GROUP..........................................  Ordinary       42,830,772(2)  12.28
c/o Torch Energy Advisors Incorporated
1221 Lamar, Suite 6000
Houston, Texas 77010

NEUBERGER & BERMAN LLC......................................  Ordinary       31,255,324      8.96
605 Third Avenue
New York, New York 10158-3698

ALLIANCE CAPITAL MANAGEMENT L.P.(3).........................  Ordinary       33,880,528      9.71
787 Seventh Avenue
New York, New York 10019

ROBERT H. ALLEN.............................................  Ordinary           37,001(4)      *

RICHARD H. AUCHINLECK.......................................  Ordinary          388,642(5)      *

STANLEY H. HARTT............................................  Ordinary           12,001(5)      *

RAYMOND H. HEFNER, JR.......................................  Ordinary          202,136(6)      *

                                                                               NUMBER      PERCENT
                      NAME AND ADDRESS                          CLASS        OF SHARES     OF CLASS
                      ----------------                          -----        ----------    --------
H. EARL JOUDRIE.............................................  Ordinary           15,201(5)      *

T. MICHAEL LONG.............................................  Ordinary       14,269,366(7)   4.09

THE RIGHT HONOURABLE DONALD F. MAZANKOWSKI..................  Ordinary           13,425(5)      *

ALAN H. MICHELL.............................................  Ordinary           14,501(5)      *

HELMUT M. NELDNER...........................................  Ordinary           38,311(5)      *
                                                              Preferred          10,000         *
                                                              (Series 1)

WALTER B. O'DONOGHUE, Q.C...................................  Ordinary           21,656(5)      *

RONALD N. ROBERTSON, Q.C....................................  Ordinary           14,248(5)      *

MAUREEN SABIA...............................................  Ordinary                0         *

CRAIG S. GLICK..............................................  Ordinary                0         *

DENNIS G. FEUCHUK...........................................  Ordinary            1,438         *

HARRY R. HERBST.............................................  Ordinary            2,378         *

All directors and executive officers as a group (18 persons)  Ordinary       16,181,753(8)   4.64
                                                              Preferred          10,300         *
                                                              (Series 1)

*Means less than 1 per cent.

Notes:

1. Shares owned by A&G Resources Corporation ("AGRC") are pledged to (and under U.S. securities law may be deemed to be indirectly beneficially owned by) four former lenders to Olympia & York Resources Credit Corp., which filed for protection under the Companies' Creditors Arrangements Act (Canada) ("CCAA"). Due to this pledge arrangement, one of these lenders, The Hongkong and Shanghai Banking Corporation Limited, may be deemed to have indirect beneficial ownership of 34,153,658 (9.79%) Ordinary Shares. The other lenders may be deemed to have indirect beneficial ownership of less than 5% of the Ordinary Shares. See "Shareholders Agreement" for additional information on the lenders.

2. The Participants Group is composed of ten entities which entered into a shareholders agreement ("Shareholders Agreement") and certain other agreements with Gulf and AGRC in connection with the acquisition of Ordinary Shares in 1995. The Participants are Torchmark Corporation, Torch Energy Advisors Incorporated, The 1818 Fund, L.P., Ontario Teachers' Pension Plan Board, Wand/Gulf Investments, L.P., Medard Trust, University of Chicago, Liberty Mutual Insurance Company, Liberty Mutual Fire Insurance Company and Bonray, Inc. None of the participants individually owns 5% or more of the outstanding Ordinary Shares. See "Shareholders Agreement" for additional information on the Participants.

3. The Alliance Capital Management L.P. Group includes Alpha Assurances Vie Mutuelle, AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle, AXA-UAP, Donaldson, Lufkin & Jenrette Securities Corporation, Equitable Companies Inc. and the Equitable Life Assurance Society of the United States.

4. Includes 10,000 Ordinary Shares owned by Mr. Allen's wife and 12,000 shares subject to stock options which may be exercised within the next 60 days.

5. For each director other than Mr. Auchinleck, this number includes 12,000 shares subject to stock options which may be exercised within the next 60 days. The number of shares held by Mr. Auchinleck includes 388,642 shares subject to stock options which may be exercised within the next 60 days.

6. These Ordinary Shares are owned by Bonray, Inc., which is a member of the Participants Group. Mr. Hefner is the President of Bonray, Inc. and owns, together with his wife and adult children, all of the capital stock of Bonray. Mr. Hefner may be deemed to be the beneficial owner of the Ordinary Shares owned by Bonray. Also includes 12,000 shares subject to options owned by Mr. Hefner which may be exercised within the next 60 days.

7. Represents 14,257,366 Ordinary Shares owned by the 1818 Fund II, L.P. Brown Brothers Harriman & Co. ("BBH&Co.") is the general partner of the 1818 Fund. By virtue of a resolution adopted by BBH&Co. designating Mr. Long and Mr. Lawrence Tucker (also a general partner of BBH&Co.) or either of them, as the sole and exclusive partners of BBH&Co. having voting power (including the power to vote or direct the vote) and investment power (including the power to dispose or direct the disposition) with respect to the Ordinary Shares owned by the 1818 Fund, Mr. Long may be deemed to beneficially own the shares owned by the 1818 Fund. Also includes 12,000 options owned by Mr. Long which may be exercised within the next 60 days.

8. The directors and officers as a group hold 15,470 shares and 342,500 options which may be exercised within the next 60 days of Gulf Indonesia Resources Limited (cumulatively less than one percent). Gulf owns approximately 72% of this subsidiary.

                             ELECTION OF DIRECTORS

     The following persons are nominees proposed by management for election as directors of the Company to serve until the next annual meeting of the shareholders of the Company or until their successors are duly elected or appointed. If any vacancies occur in the slate of such nominees because any nominee is unable to serve or will not serve, the discretionary authority conferred by the proxies appointing management nominees will be exercised to vote such proxies for the election of any other person or persons nominated by management. The Company, however, does not anticipate any such occurrence. The nominees for election as directors, their ages, cities of residence, principal occupations for the past 5 years and the year in which each became a director of the Company are set forth below.

ROBERT H. ALLEN (Age: 70)
Director since 1995
Houston, Texas

     Managing Partner, Challenge Investment Partners (mining related investments) since 1992; Chairman of the Board of Gulf Indonesia Resources Limited (oil and gas exploration and production) Director of Federal Express Corporation (delivery services), University of Texas Investment Management Company (money management), GeoQuest International Holdings, Inc. (oil and gas information) and Nuevo Energy Company (oil and gas exploration and production).

RICHARD H. AUCHINLECK (Age: 46)
Director since 1998
Denver, Colorado

     President and Chief Executive Officer of Gulf; President since 1998, Senior Vice President of Gulf since 1995 and Vice President of Gulf since 1993; CEO and Director of Gulf Indonesia Resources Limited (oil and gas exploration and production).

STANLEY H. HARTT (Age: 60)
Director since 1993
Toronto, Ontario

     Chairman, Salomon Smith Barney Canada Inc. (investment bankers) since 1996, Chairman and Chief Executive Officer of Camdev Corporation (real estate) since 1993 director of O&Y Properties Corporation (real estate), Sun Life Assurance Co. of Canada (insurance), The Oshawa Group Limited (foods).

RAYMOND H. HEFNER, JR. (Age: 70)
Director since 1995
Oklahoma City, Oklahoma

     President of Bonray, Inc. (oil and gas investments) since 1992, President of HBH Holding Corporation, the general partner of HBH Enterprises A Limited Partnership (investment company); director of Liberty Mutual Insurance Company (insurance company) and Liberty Financial Companies, Inc. (investment company).

H. EARL JOUDRIE (Age: 63)
Director since 1993
Toronto, Ontario

     Chairman of the Board of Gulf, director of Abitibi Consolidated Inc. (ground wood paper producer), Algoma Steel Inc (steel manufacturer), Canadian General Insurance Group Limited (insurance), Consolidated Carma Corporation (real estate development), Canadian Tire Corporation, Limited (retail), Canadian Utilities Limited (utilities), Rayrock Yellowknife Resources Inc. (minerals exploration), Trenton Works Ltd. (steel car maker) and Zargon Oil & Gas Ltd. (oil and gas exploration).

T. MICHAEL LONG (Age: 54)
Director since 1995
Greenwich, Connecticut

     General Partner of Brown Brothers Harriman & Co. (private bankers) since 1983; Co-Manager of the 1818 Fund L.P. and the 1818 Fund II L.P. (private equity investments); director of Gulf Indonesia Resources Limited (oil and gas exploration and production) Columbia/HCA Health Care, Inc. (health care) and Vaalco Energy Company (oil and gas exploration and production).

THE RIGHT HONOURABLE DONALD F. MAZANKOWSKI (Age: 62)
Director since 1993
Vegreville, Alberta

     Corporation Director and Business Consultant since 1993 when he retired from political office where he had held various Cabinet positions with the federal government of Canada; Director of Gulf Indonesia Resources Limited (oil and gas exploration and production), Power Group of Companies (diversified holding companies), Canadian Utilities Limited (utilities), Shaw Communications Incorporated (communications), Weyerhauser Company (forestry products), IMC Global Inc (fertilizers), Great West Life Assurance Investors Group (insurance) and Golden Star Resources (mining).

ALAN H. MICHELL (Age: 67)
Director since 1993
Montreal, Quebec

     President of A.H. Michell Consultants Inc. (management consulting) since 1990; director of Royal Trust Corporation of Canada and of The Royal Trust Company (trust companies), Abitibi Consolidated Inc. (ground wood paper products), Unitel Communications Inc. (communications) and AT&T Canada, Long Distance Services (communications).

HELMUT M. NELDNER (Age: 59)
Director since 1995
Edmonton, Alberta

     Corporate Director since 1994, prior to which he was President and Chief Executive Officer of TELUS Corporation (telecommunications) since 1990; Director of ATCO Ltd. (utilities) Canadian Utilities Limited (utilities), Alberta Power Limited (utilities), CU Power International Limited (utilities) and ATCO Structures Inc. (manufacturing).

WALTER B. O'DONOGHUE, Q.C. (Age: 65)
Director since 1995
Calgary, Alberta

     Partner, Bennett Jones Verchere (law firm) since 1980; Commissioner of the Alberta Securities Commission; Chairman of the Board of Athabasca Oil Sands Investments Inc. (oil sands trust); Director of Rayrock Yellowknife Resources Ltd. (minerals exploration), TELUS Corporation (communications), Wolcott Gas Processing Ltd. (gas processing) and Gibson Petroleum Company Ltd. (oil transportation).

RONALD N. ROBERTSON, Q.C. (Age: 67)
Director since 1995
Toronto, Ontario

     Partner, Fasken Campbell Godfrey (law firm) since 1964.

MAUREEN SABIA (Age: 56)
Toronto, Ontario

     Corporate Director and President of Maureen Sabia International (consulting) since 1986; Chairman of Export Development Corporation (Canada's official export credit agency) from 1991-1994; Director of O&Y Properties Corporation (real estate), Canadian Tire Corporation, Limited (retail) and Hollinger Inc. (newspaper and publishing).

     Mr. Hartt is chairman of Salomon Smith Barney Canada Inc. Salomon Smith Barney Canada Inc. and its predecessors have acted as underwriter on a number of securities transactions undertaken by the Company for which it received customary fees. Mr. O'Donoghue is a partner with Bennett Jones Verchere, a law firm which acts for the Company on a variety of matters. Messrs. Hartt, Joudrie, Michell and Robertson also serve as directors of A&G Resources Corporation.

     In 1997, the Board of Directors held 14 meetings. Each director of the Company attended at least 75% of the meetings of directors.

     The Board of Directors has established three Committees, an Audit Committee, an Executive Committee and a Compensation and Pension Committee. The Audit Committee reviews and evaluates the scope of the audit, the accounting policies and reporting practices, internal auditing, internal controls, certain security procedures and other matters deemed appropriate and in so doing confers with Gulf's auditors and Controller. This Committee held 4 meetings in 1997 and is presently composed of R.H. Allen, A.H. Michell and W.B. O'Donoghue. Each member of the Audit Committee attended each meeting of the Committee. An Executive Committee was formed at a meeting of the Board held on February 19, 1998. Its members are Messrs. Joudrie, Allen, Long and Hartt. It remains subject to approval by AGRC and the Participants. The Executive Committee has not yet met. The Compensation and Pension Committee is further described in the Executive Compensation section.

                         EMPLOYMENT HISTORY OF OFFICERS

     The following provides certain information about executive officers of the Company who are not directors of the Company:

CRAIG S. GLICK
1996 - present  Chief Financial Officer, Senior Vice President, Corporate
                  and Corporate Secretary of Gulf
1995 - 1996     Senior Vice President, Law and Corporate Services and
                  Corporate Secretary of Gulf
1994 - 1995     Senior Vice President, Acquisitions of Torch Energy Advisors
                  Incorporated, an oil and gas advisory company ("Torch
                  Energy")
1993 - 1994     Partner with Vinson & Elkins L.L.P. (law firm)

DONALD HRAP
1997 - present  Vice President, North America of Gulf
1993 - 1997     Employee of Gulf

DOUGLAS MANNER
1997 - present  Vice President, International of Gulf
1993 - 1997     Senior Vice President of Ryder Scott Company, petroleum
                  engineering company

DENNIS G. FEUCHUK
1995 - present  Vice President and Controller of Gulf
1974 - 1995     Employee of Gulf

HARRY R. HERBST
1995 - present  Vice President, Strategic Planning and Treasurer of Gulf
1993 - 1995     Vice President, Taxation of Torch Energy

LYNNE WALKER
1997 - present  Vice President, Human Resources and Corporate Services of
                  Gulf
1986 - 1997     Employee of Gulf

J.V. (JIM) BERTRAM
1997 - present  Vice President, Marketing of Gulf
1996 - 1997     Director, Marketing of Gulf
1990 - 1996     Vice President, Marketing of Amerada Hess Canada Ltd.

                             EXECUTIVE COMPENSATION

COMPENSATION OF NAMED EXECUTIVE OFFICERS

     The following tables set forth all annual and long term compensation for services in all capacities to the Company and its subsidiaries for the three financial years ended December 31, 1997 (to the extent required by the applicable securities legislation) in respect of J.P. Bryan, Gulf's former Chief Executive Officer who held office in 1997, and each of the four most highly compensated executive officers measured by salary and bonus at the end of the financial year ended December 31, 1997.

     Since a portion of the compensation described below was paid in U.S. dollars, all U.S. denominated payments have been converted to Canadian currency at the 1997 average exchange rate of US$1 = CDN$1.4267.

                           SUMMARY COMPENSATION TABLE

===================================================================================================================================
                                          ANNUAL COMPENSATION                             LONG TERM COMPENSATION
                           ---------------------------------------------------------   ----------------------------
                                                                                          AWARDS          PAYOUT
                                                                                       ----------------------------
                                                                          SECURITIES    RESTRICTED
                                                              OTHER          UNDER       SHARES OR
                                                              ANNUAL      OPTIONS/SARS   RESTRICTED        LTIP       ALL OTHER
NAME AND PRINCIPAL                   SALARY     BONUS     COMPENSATION     GRANTED     SHARE UNITS       PAYOUTS     COMPENSATION
  POSITION                  YEAR       ($)        ($)           ($)           (#)           ($)             $            ($)
-----------------------------------------------------------------------------------------------------------------------------------
J.P Bryan                   1997   1,056,021   1,426,700      505,875(1)       214,000                                 42,129
President and Chief         1996     800,004     800,000      136,849(1)       964,900                                 32,000
Executive Officer           1995     738,893     300,000                     2,642,900                                 30,000
-----------------------------------------------------------------------------------------------------------------------------------
R.H. Auchinleck             1997     404,501     499,345      181,053(2)       253,495                                 42,129
Senior Vice President,      1996     275,004     275,000                        42,830                                 29,183
 International and          1995     266,254     128,802                       378,500                                 11,779
Marketing
-----------------------------------------------------------------------------------------------------------------------------------
C.S. Glick                  1997     416,509     499,345      181,213(2)       253,495                                 17,571
Chief Financial Officer,    1996     275,004     275,000                        42,830                                 11,911
 Senior Vice President,     1995     253,997     128,802                       378,500                                 10,313
Corporate and Corporate
Secretary
-----------------------------------------------------------------------------------------------------------------------------------
D.G. Feuchuk                1997     297,006     240,399      172,040(2)       165,000                                 30,856
Vice President and          1996     195,000     129,675                        21,435                                  8,963
Controller                  1995     167,003      70,003                       210,000                                 15,500
-----------------------------------------------------------------------------------------------------------------------------------
H.R. Herbst                 1997     309,507     160,504      172,603(2)       165,000                                 14,987
Vice President, Finance     1996     275,004     153,248                        30,000                                 12,688
and Strategic Planning      1995     253,997     110,002                       240,000                                 10,721
===================================================================================================================================

Notes:

1.  Includes $453,180 incurred by the Company for personal travel in 1997.

2.  Includes moving allowance of $142,670.

STOCK OPTIONS GRANTED AND EXERCISED

     The following table sets forth certain information with respect to stock options granted under the Incentive Stock Option Plan 1994 (the "1994 Plan") during the financial year ended December 31, 1997 to each of the Named Executive Officers. The exercise price of the options granted to the Named Executive Officers was the market price of the Ordinary Shares on the date of the grant.

                       OPTIONS/SAR GRANTS DURING THE MOST
                       RECENTLY COMPLETED FINANCIAL YEAR

==========================================================================================================================
                                                                                    MARKET VALUE OF
                                               % OF TOTAL                              SECURITIES
                          SECURITIES UNDER    OPTIONS/SARS                             UNDERLYING
                         OPTIONS/SARS          GRANTED TO       EXERCISE OR BASE     OPTIONS/SARS ON
OPTIONS IN GULF CANADA     GRANTED            EMPLOYEES IN           PRICE          THE DATE OF GRANT     EXPIRATION
 RESOURCES LIMITED            (#)            FINANCIAL YEAR       ($/SECURITY)        ($/SECURITY)            DATE
--------------------------------------------------------------------------------------------------------------------------
 J.P. Bryan                 214,000               3.06%              10.50                10.50          April 29, 2007
--------------------------------------------------------------------------------------------------------------------------
 R.H. Auchinleck             42,830               0.61%              10.50                10.50          April 29, 2007
                            210,665               3.01%              11.30                11.30           June 30, 2007
--------------------------------------------------------------------------------------------------------------------------
 C.S. Glick                  42,830               0.61%              10.50                10.50          April 29, 2007
                            210,665               3.01%              11.30                11.30           June 30, 2007
--------------------------------------------------------------------------------------------------------------------------
 D.G. Feuchuk                30,000               0.43%              10.50                10.50          April 29, 2007
                            135,000               1.93%              11.30                11.30           June 30, 2007
--------------------------------------------------------------------------------------------------------------------------
 H.R. Herbst                 30,000               0.43%              10.50                10.50          April 29, 2007
                            135,000               1.93%              11.30                11.30           June 30, 2007
--------------------------------------------------------------------------------------------------------------------------
OPTIONS IN GULF INDONESIA
   RESOURCES LIMITED
--------------------------------------------------------------------------------------------------------------------------
 J.P. Bryan                 500,000              10.12%              27.82                27.82           Oct. 2, 2007
--------------------------------------------------------------------------------------------------------------------------
 R.H. Auchinleck            250,000               5.06%              27.82                27.82           Oct. 2, 2007
--------------------------------------------------------------------------------------------------------------------------
 C.S. Glick                 250,000               5.06%              27.82                27.82           Oct. 2, 2007
--------------------------------------------------------------------------------------------------------------------------
 D.G. Feuchuk                50,000               1.01%              27.82                27.82           Oct. 2, 2007\
--------------------------------------------------------------------------------------------------------------------------
 H.R. Herbst                 50,000               1.01%              27.82                27.82           Oct. 2, 2007
==========================================================================================================================

Note:

Gulf Indonesia Resources Limited ("GIRL")was a wholly owned subsidiary of the Company. Gulf sold a portion of its interest in GIRL in an initial public offering in 1997 and currently owns approximately 72% of GIRL.

                AGGREGATED OPTIONS/SAR EXERCISES DURING THE MOST
                     RECENTLY COMPLETED FINANCIAL YEAR AND
                   THE FINANCIAL YEAR END OPTIONS/SAR VALUES

     The following table sets forth certain information with respect to stock options held by the Named Executive Officers during the financial year ended December 31, 1997 and based upon a closing Ordinary Share price on December 31, 1997 of $10.00, the value of unexercised options at such year end.

===============================================================================================================================
                                                                                                     VALUE OF UNEXERCISED
                                                                 UNEXERCISED OPTIONS/SARS          IN-THE-MONEY OPTIONS/SARS
                     SECURITIES ACQUIRED        AGGREGATE        AT FINANCIAL YEAR END (#)         AT FINANCIAL YEAR END ($)
                         ON EXERCISE         VALUE REALIZED   -----------------------------------------------------------------
     NAME                   (#)                   ($)          EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------------------------
  J.P. Bryan               1,300,000                           1,128,000        1,392,000        5,984,000        2,130,100
-------------------------------------------------------------------------------------------------------------------------------
  R.H. Auchinleck                               173,482          388,642          368,508        2,153,098          473,544
-------------------------------------------------------------------------------------------------------------------------------
  C.S. Glick                                  1,731,960          135,667          339,158          661,583          306,249
-------------------------------------------------------------------------------------------------------------------------------
  D.G. Feuchuk                                  550,150          145,625          235,375          711,163          273,638
-------------------------------------------------------------------------------------------------------------------------------
  H.R. Herbst                                                    210,000          225,000        1,147,500          214,500
===============================================================================================================================

BLACK SCHOLES VALUATION OF OPTIONS

     The fair value of each Gulf option granted to the Named Executive Officers is estimated at the financial year end using the Black Scholes option-pricing model with the following assumptions: expected volatility of 30%, risk-free interest rate of 5.4 per cent, no payment of common share dividend and actual life.

==========================================================================
                           EXERCISABLE VALUE          UNEXERCISABLE VALUE
                         AT FINANCIAL YEAR END       AT FINANCIAL YEAR END
  NAME                            ($)                       ($)
--------------------------------------------------------------------------
  J.P. Bryan                    7,272,056                6,797,158
--------------------------------------------------------------------------
  R.H. Auchinleck               2,630,499                1,723,600
--------------------------------------------------------------------------
  C.S. Glick                      796,398                1,529,412
--------------------------------------------------------------------------
  D.G. Feuchuk                    899,385                1,086,889
--------------------------------------------------------------------------
  H.R. Herbst                   1,398,870                1,018,245
==========================================================================

     The fair value of each GIRL option granted to the Named Executive Officers is estimated at the financial year end using the Black Scholes option-pricing model with the following assumptions: expected volatility of 32%, risk-free interest rate of 5.0 per cent, no payment of common share dividend and actual life.

==========================================================================
                           EXERCISABLE VALUE        UNEXERCISABLE VALUE
                         AT FINANCIAL YEAR END     AT FINANCIAL YEAR END
  NAME                           ($)                        ($)
--------------------------------------------------------------------------
  J.P. Bryan                    2,127,720                4,448,070
--------------------------------------------------------------------------
  R.H. Auchinleck               1,063,860                2,224,035
--------------------------------------------------------------------------
  C.S. Glick                    1,063,860                2,224,035
--------------------------------------------------------------------------
  D.G. Feuchuk                    212,772                  444,807
--------------------------------------------------------------------------
  H.R. Herbst                     212,772                  444,807
==========================================================================

COMPANY PENSION PLANS

     The Company had a defined benefit and other pension plans for its executive officers, all of which were either terminated or frozen in 1995. Of the Named Executive Officers, only Messrs. Auchinleck and Feuchuk will receive benefits from these plans. Payments to Mr. Auchinleck or Mr. Feuchuk from these plans will commence upon their respective retirement and will be determined by a formula based on their highest annual salary in the three years prior to retirement.

     All Named Executive Officers participate in the Money Purchase Pension Plan ("MPP"), a defined contribution plan. For each Named Executive Officer, the Company contributes to the MPP a percentage of salary based on years of pension service. The years of pension service and corresponding percentages are outlined in the following table:

=========================================================================
                                             PERCENTAGE OF SALARY
         NUMBER OF YEARS OF                CONTRIBUTED TO THE MONEY
          PENSION SERVICE                   PURCHASE PENSION PLAN
-------------------------------------------------------------------------
            0 to 5 years                              4%
-------------------------------------------------------------------------
        6 years to 10 years                           6%
-------------------------------------------------------------------------
        11 years to 15 years                          8%
-------------------------------------------------------------------------
          15 years or more                           10%
=========================================================================

     The maximum amount of contribution allowable by Revenue Canada for the 1997 calendar year is $13,500. If the Company's contribution exceeds the Revenue Canada maximum, the excess is taxable income to the individual.

     An individual must be registered in the MPP for a minimum of two years in order for the contributions to vest. If an individual leaves Gulf's employment within two years of plan membership, any funds contributed up to the date of termination are forfeited. Officers that were relocated to the Denver office continue to have pension assets in Canada.

     A U.S. plan has been established with the same terms and conditions as the MPP, although subject to different contribution limits. The contribution schedule and vesting conditions are the same as those in Canada.

EMPLOYMENT AGREEMENTS

     In January 1995, Gulf entered into employment agreements with J.P. Bryan, C.S. Glick and H.R. Herbst. Mr. Auchinleck and Mr. Feuchuk entered into employment agreements with the Company in February 1996. The term of each such employment agreement shall continue at the discretion of the Board unless voluntarily terminated by the employee. All of the aforementioned employment agreements provide that the officer is entitled to severance upon being terminated without cause or upon certain other specified events of constructive dismissal and upon certain stated events, including without limitation, a change of control in the ownership of Gulf.

     If a Named Executive Officer is entitled to receive severance under his employment agreement, then he is entitled to receive and Gulf is obligated to pay or provide the following:

     1. an undiscounted cash amount equal to one month's base salary multiplied by the number of years of service of the Named Executive Officer with the Company subject to a minimum entitlement and payment equal to 24 months base salary and a maximum entitlement and payment equal to thirty months base salary;

     2. an undiscounted cash amount equal to the value of all those benefits plans and programmes provided by the Company and equal to one month for every year of service with the Company and a minimum entitlement and payment equal to 24 months of benefits value and a maximum entitlement and payment equal to thirty months of benefits value;

     3. an undiscounted amount equal to the product obtained by multiplying the target bonus under the Company's compensation plan by two;

     4. all options for the purchase of shares of the Company which have been granted by the Company to the Named Executive Officer prior to January 31, 1995 under the Executive Stock Option Plan (1990) or
           (1994) but which have not yet vested shall immediately vest on the date of termination of the Named Executive Officer and the Named Executive Officer shall be entitled to exercise all such options for the purchase of shares of the Company for a period of five (5) years from the date of termination;

     5. all options for the purchase of shares of the Company granted by the Company to the Named Executive Officer since January 1, 1995 under the 1994 Plan or otherwise to the date of termination but which have not yet vested shall immediately vest on the date of termination and the Named Executive Officer shall be entitled to exercise any or all such options for the purchase of shares of the Company for a period of two (2) years from the date of termination; and

     6. normal and any supplementary pension benefits in effect on the date of termination, determined on the basis of an additional two years of credited service and age as of that date.

     On February 6, 1998, the Board of Gulf accepted the resignation of Mr. Bryan and appointed Mr. R.H. Auchinleck as President and Chief Executive Officer of the Company, effective on that date.

DIRECTORS' FEES

     The annual fee paid to each director, other than Mr. Joudrie, is $15,000 for his services as director. Mr. Joudrie receives $24,000 for services as the non-executive Chairman of the Board. Directors, including Mr. Joudrie, are entitled to an annual fee of $3,000 for their services as a member of any committee of the board and $1,500 for acting as the Chairman of any committee of the board provided such committee has met at least once during the calendar year. Directors also receive $900 for each board and committee meeting attended in person and $600 for each board and committee meeting attended by conference call. Directors are paid quarterly. Directors have the option of receiving all or a portion of their fees in Gulf Ordinary Shares instead of cash. The purchase price is equal to the closing price for Gulf Ordinary Shares on The Toronto Stock Exchange ("TSE") at the end of the quarter when payment is made. Notwithstanding the above, directors who are employees of Gulf do not receive compensation for service on the board or board committees. Each director is reimbursed for all reasonable out-of-pocket expenses incurred incidental to attending a board or committee meeting.

     The Company's Directors have been granted options in the Company and in its subsidiary, Gulf Indonesia Resources Limited.

          SECURITIES AND OPTIONS GRANTED TO THE BOARD OF DIRECTORS(1)

==========================================================================================================
                              SECURITIES, OPTIONS
                                    GRANTED          EXERCISE OR BASE PRICE
      DATE OF GRANT                   (#)                 ($/SECURITY)               EXPIRATION DATE
----------------------------------------------------------------------------------------------------------
     April 30, 1997                  6,000                        10.50               April 29, 2007
----------------------------------------------------------------------------------------------------------
    October 29, 1997                 6,000                        11.45              October 28, 2007
----------------------------------------------------------------------------------------------------------
     October 3, 1997       GIRL -- 20,000/10,000(2)            US$19.50               October 2, 2007
==========================================================================================================

Notes:

1.  These grants were made to all directors except Mr. Bryan.

2. Messrs. Allen, DeGroote, Long and Mazankowski, who also served on the Board of GIRL in 1997, each received 20,000 options in GIRL and Messrs Hartt, Hefner, Joudrie, Michell, Nelder, O'Donoghue and Robertson were each awarded 10,000 options in GIRL.

COMPOSITION OF THE COMPENSATION AND PENSION COMMITTEE

     The members of the Compensation and Pension Committee (the "Compensation Committee") at December 31, 1997 were Mr. Long (Chairman) and Messrs. Hartt and Mazankowski. The Compensation Committee met 4 times in 1997. No current member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during 1997, or formerly an officer of the Company or any of its subsidiaries.

REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee is responsible for administering the Company's executive compensation program and stock incentive plans and oversees the retirement plans. The Committee seeks to attract, retain and motivate a qualified management team, which the Committee believes is essential to the enhancement of shareholder value. The Compensation Committee believes that a substantial portion of annual compensation should be "at risk" and received only when the Company meets targeted goals approved by the Committee or when the executive is a substantial factor in the success of major projects which benefit the Company. The Compensation Committee also seeks over the long term to provide significant equity based compensation in the form of share options to align the interests of management with the interests of stockholders.

     In 1995, the Compensation Committee approved a compensation plan, consisting of three components:

1. Base Salary: The Compensation Committee reviewed and analyzed salaries and compensation paid by its competitors and others in its business provided by management of the Company to determine an industry average for the various executive offices of the Company. Under the compensation plan during 1997, the Compensation Committee targeted base salaries at market or above for each executive position, depending on the Committee's subjective judgment as to the executive's ability to influence the Company's results.

2. Cash Bonus Program: The Compensation Committee expects that "at risk" compensation in the form of annual bonuses will generally constitute between one-half and one-quarter of an executive officer's total annual compensation. At the beginning of each year, the Compensation Committee approves corporate targets and weightings for production levels, reserve additions, cash generation, costs and earnings. The Compensation Committee approves bonuses to be allocated among officers and employees in the event the targets for the year are met or exceeded. In 1997, the Company did not achieve the corporate targets set by the Committee for bonus purposes. The Compensation Committee however approved the payout of bonuses for successful completion of corporate projects during the year, which were not contemplated when establishing corporate targets at the beginning of the year. The Compensation Committee authorized bonuses to certain executive officers and employees of the Company for their role in certain major corporate projects completed in 1997, including the highly successful completion of the initial public offering of Gulf Indonesia Resources Limited, the acquisition of Stampeder Exploration Ltd. and the completion of the acquisition of Clyde Petroleum Plc and the integration of Clyde's operations into the Company.

3. Share Option Program: Share options are a key element of the Company's long-term executive compensation program. The Committee believes that share options serve to align the interests of executive officers with those of the shareholders over the long term. The number of options granted to a particular executive officer is based on the Compensation Committee's subjective determination as to each officer's ability to impact corporate results. The number of options held by an executive is not a factor in considering the grant of additional options. Options are generally granted once a year and have an exercise price equal to the market price on the day preceding the date of grant. Options granted generally vest proportionately over a three year period. During 1997, 6,989,698 options were granted to Gulf employees of which 1,050,990 were granted to the Named Executive Officers.

     The Company's executive officers who are resident in the United States are employed by a wholly owned U.S. domiciled subsidiary of the Company. The U.S. Omnibus Budget Reconciliation Act of 1993 places a limit on the amount of certain types of compensation for executive officers which may be tax deductible for U.S. federal income tax purposes by the Company's subsidiary which employs the officers. The Company's policy is to design and administer compensation plans which meet the goals and legal requirements described above. Where it is consistent with this compensation policy, the Committee will also attempt to structure compensation programs that are tax-deductible by the Company's subsidiary.

     Chief Executive Officer

     The compensation of the Chief Executive Officer is determined by the Compensation Committee under the Total Compensation Plan in the same manner as the compensation of other executive officers. The Committee targeted the base salary of Mr. Bryan during 1997 to place him in the top quartile of leading international oil and gas producers. Mr. Bryan received a bonus of US$1,000,000 for 1997 performance in recognition of his involvement in major corporate projects accomplished by the Company during 1997. During 1997, Mr. Bryan also received options to purchase 214,000 Ordinary Shares of the Company and options to purchase 500,000 common shares of GIRL.

                                                                 T. Michael Long
                                                                Stanley H. Hartt
                                                           Donald F. Mazankowski

FIVE YEAR TOTAL SHAREHOLDER RETURN COMPARISON

                (COMPARISON OF CUMULATIVE TOTAL RETURNS CHART)

                 LIABILITY INSURANCE OF DIRECTORS AND OFFICERS

     Gulf provides directors' and officers' liability insurance covering losses to Gulf for reimbursement of directors and officers, where permitted, and direct indemnity of directors and officers where corporate reimbursement is not permitted by law. The insurance protects Gulf against liability, including costs, subject to standard policy exclusions, which may be incurred by directors and/or officers acting in their capacity as such for Gulf and its subsidiaries. All directors and officers of Gulf and its subsidiaries are covered by the policy on a blanket basis and the amount of insurance applies collectively to all.

     The annual premium in 1997 was $251,150 and was paid entirely by Gulf. No allocation of premium was made to directors as a group or officers as a group. The amount of insurance purchased is U.S. $50 million in any one year for any combination of losses involving corporate reimbursement and/or direct indemnity of directors and officers. Losses are subject to a deductible of U.S. $500,000 for corporate reimbursement with no deductible for indemnification of directors and officers.

     In January 1995, Gulf also purchased a Run-Off Policy for a period commencing January 25, 1995 and expiring on January 25, 2001 to provide director and officer liability insurance in the amount of U.S. $35 million, with a similar deductible and for a premium (paid in 1995) of $1,097,500, for the directors and officers who held their positions on January 25, 1995.

                             SHAREHOLDERS AGREEMENT

ORDINARY SHARES OWNED BY AGRC

     In 1989, Olympia & York Resources Credit Corp. ("Borrower"), the parent corporation of AGRC, entered into loan agreements with certain lenders (together with their successors and assigns, the "AGRC Lenders"). The Ordinary Shares of Gulf currently owned by AGRC were pledged as collateral for the loans to the Borrower. In 1992, Borrower and certain of its affiliates filed for protection under the CCAA. In 1993, a plan was sanctioned under the CCAA and the AGRC Lenders are free to realize on the pledged Ordinary Shares.

     Based on the most recent Schedule 13D filed with the U.S. Securities and Exchange Commission with respect to the Ordinary Shares owned by AGRC, there are currently four AGRC Lenders which, due to the pledge arrangement, under U.S. securities law may be deemed to have indirect beneficial ownership of the Ordinary Shares owned by AGRC which beneficial ownership is expressly disclaimed in the Schedule 13D and are described as follows:

                                                   ORDINARY SHARES      PERCENT
                 NAME OF LENDER                   BENEFICIALLY OWNED    OF CLASS
                 --------------                   ------------------    --------
Commerzbank International, S.A..................       6,592,236          1.89
Credit Lyonnais.................................       3,353,781          0.96
The Hongkong and Shanghai Banking Corporation
  Limited.......................................      34,153,658          9.79
TCW Special Credits Fund V -- The Principal
  Fund..........................................       8,105,801          2.32
                                                      ----------         -----
Total...........................................      52,205,476         14.96
                                                      ==========         =====

     On January 25, 1995, the Company, AGRC and the Participants entered into a shareholders agreement ("Shareholders Agreement") and a registration rights agreement ("Registration Rights Agreement"). In addition, on January 25, 1995, the Participants entered into an agreement among themselves ("Participants Agreement"). Based on information filed with the SEC, AGRC currently owns 52,205,476 (14.96%) Ordinary Shares and the Participants currently own an aggregate of 42,830,772 (12.28%) Ordinary Shares, or a total of 95,036,248 (27.2%) Ordinary Shares.

     Under the Shareholders Agreement, the parties have agreed that the Board of Directors will be composed of 12 persons. Based on their current holdings of Ordinary Shares respectively, AGRC will have the right to nominate three directors, the Participants will have the right to nominate three directors, five directors will be independent directors and the CEO shall be the twelfth. AGRC, the Participants and the Company have further agreed that one of the Participants' nominees will be a person selected by The 1818 Fund II, L.P. AGRC and the Participants have agreed to vote for the nominees selected by the other.

     In the Participants Agreement, the Participants agree that the persons they are entitled to nominate under the Shareholders Agreement shall be selected as follows: (i) the 1818 Fund will have the right to nominate one director as provided in the Shareholders Agreement; (ii) Liberty Mutual Insurance Company ("Liberty") will have the right to nominate the second director which the Participants are entitled to elect and (iii) the Participants (other than 1818 Fund, Torchmark Corporation and Liberty) will be entitled to nominate the third director.

     Although AGRC and the Participants did not follow the formal notification provisions in the Shareholders Agreement with respect to the election of their respective nominees to the Board of Directors, at the last annual meeting, Mr. Long was identified as the nominee of the 1818 Fund, Mr. Hefner was identified as the nominee of Liberty and Mr. Neldner was the nominee of the other Participants. In addition, Messrs. Hartt, Joudrie, Michell and Robertson were identified as the nominees of AGRC. The remaining directors were nominated as independent directors under the terms of the Shareholders Agreement.

     The Shareholders Agreement and Participants' Agreement also contain provisions granting the parties a right of first refusal on any sales of Ordinary Shares and "piggy-back" rights with respect to sales of Ordinary Shares owned by another party on January 25, 1995 and any not disposed of in accordance with the Shareholders Agreement (such Ordinary Shares owned on January 25,1995 are referred to as "Subject Shares").

     The following table describes the ownership of the Ordinary Shares subject to the Shareholders Agreement:

                                                          TOTAL ORDINARY SHARES        TOTAL SUBJECT
                                                          BENEFICIALLY OWNED(1)       Shares Owned(1)
                                                          ----------------------    --------------------
                  NAME OF PARTICIPANT                       NUMBER      PERCENT       NUMBER     PERCENT
                  -------------------                     -----------   --------    ----------   -------
Torchmark Corporation...................................     935,157      0.27         935,157     0.27
The 1818 Fund II, L.P.(2)...............................  14,257,366      4.09      12,673,214     3.63
Ontario Teachers' Pension Plan Board....................  12,298,242      3.53       7,128,571     2.04
Wand/Gulf Investments L.P.(3)...........................   1,791,571      0.51       1,791,571     0.51
Medard Trust(4).........................................   2,851,473      0.82       2,534,643     0.73
University of Chicago...................................   1,000,000      0.29       1,000,000     0.29
Liberty Mutual Insurance Company........................   8,556,145      2.45       7,605,462     2.18
Liberty Mutual Fire Insurance...........................     950,682      0.27         845,051     0.24
Bonray, Inc.............................................     190,136      0.05         169,010     0.05
                                                          ----------     -----      ----------    -----
All Participants........................................  42,830,772     12.28      34,682,679     9.94
                                                          ==========     =====      ==========    =====

Notes:

(1) All Ordinary Shares owned by a Participant are subject to the voting provisions of the Shareholders Agreement while only Subject Shares, defined as Ordinary Shares owned on January 25, 1995, are subject to the rights of first refusal set forth in such agreement.

(2) BBH & Co. is the general partner of the 1818 Fund. BBH & Co. may be deemed to own beneficially the Ordinary Shares owned by The 1818 Fund. By virtue of the resolution adopted by BBH & Co. designating Mr. Lawrence C. Tucker and Mr. T. Michael Long, or either of them, as the sole and exclusive partners of BBH & Co. having voting power (including the power to vote or direct the vote) and investment power (including the power to dispose or to direct the disposition) with respect to the Ordinary Shares owned by the 1818 Fund, each of Messrs. Long and Tucker may be deemed to own beneficially the shares owned by the 1818 Fund.

(3) Shares indicated as beneficially owned by Wand/Gulf Investments, L.P. may also be deemed to be beneficially owned by Wand (Gulf) Inc., its general partner ("Wand (Gulf)") and Mr. Bruce W. Schnitzer by virtue of Wand
    (Gulf)'s and Mr. Schnitzer's relationship with Wand/Gulf Investments. Mr. Schnitzer, having voting power (including the power to vote or direct the vote) and investment power (including the power to dispose or direct the disposition) with respect to the Ordinary Shares owned by Wand/Gulf Investments, may be deemed to own beneficially the shares owned by Wand/Gulf Investments.

(4) Medard is the record owner of the Ordinary Shares which are beneficially owned by Mr. Edmond Tavernier. Mr. Tavernier, as Trust Protector of Medard with sole voting power (including the power to vote or to direct the vote) and sole investment power (including the power to dispose or direct the disposition) over the Ordinary Shares owned by Medard, may be deemed to beneficially own the shares owned by Medard. Beneficiaries of Medard may receive dividends on the Ordinary Shares and proceeds of sale of Ordinary Shares.

     The Participants and AGRC have agreed to consult on all matters submitted to a vote of shareholders of Gulf under the Canada Business Corporations Act or in accordance with a court order. If either the Participants (as a group) or AGRC does not approve the matter to be voted on, each Participant and AGRC are obligated to vote all Ordinary Shares owned against the matter. If both the Participants (as a group) and AGRC approve the matter to be voted on, the Participants and AGRC can vote on the matter in their discretion.

     The provisions of the Shareholders Agreement relating to voting for directors are subject to certain shareholding thresholds and terminate with respect to the Participants or AGRC, as applicable, upon the earlier of (i) either the Participants or AGRC, as applicable, ceasing to own 10% of the outstanding Ordinary Shares and (ii) 10 years following the January 25, 1995 closing date. The provisions dealing with the voting of Ordinary Shares on matters submitted to Shareholders terminate five years following the January 25, 1995 date or, if earlier, when either the Participants or AGRC no longer own 10% of the outstanding Ordinary Shares.

     The Registration Rights Agreement obligates the Company, subject to certain limitations, upon request of AGRC and/or the Participants to register the shares held by them. The selling shareholders under the Registration Rights Agreement are required to pay all costs of the registrations effected under the agreement.

                            APPOINTMENT OF AUDITORS

     Unless it is specified in a proxy that the Ordinary Shares represented therein be withheld from voting on the appointment of auditors, the persons named in the enclosed form of proxy intend to vote the Ordinary Shares represented therein for the appointment of Ernst & Young as auditor of Gulf until the next annual meeting of shareholders following the Meeting, at a remuneration to be fixed by the Board of Directors. Ernst & Young have been auditors of Gulf, either solely or jointly with another auditor, for more than 10 years.

     Representatives of Ernst & Young will be present at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

                      ADOPTION OF SHAREHOLDER RIGHTS PLAN

     At the Meeting, shareholders will be asked to ratify the Company's Shareholder Rights Plan (the "Rights Plan"), the terms and conditions of which are set out in the Shareholder Rights Plan Agreement (the "Rights Agreement") dated as of February 19, 1998 between the Company and Montreal Trust Company of Canada (the "Rights Agent"). Copies of the Rights Agreement may be obtained from the Corporate Secretary or from the Rights Agent at no charge upon request.

RATIFICATION BY SHAREHOLDERS

     The Rights Plan became effective upon its adoption by the Board of Directors of the Company on February 19, 1998, subject to regulatory approval. The rules of the TSE (on which the Ordinary Shares are listed) require that the Company receive ratification of the Shareholder Rights Plan by its shareholders within 180 days following the adoption of the Plan. Under the TSE rules and terms of the Plan adopted pursuant to the TSE rules, the Rights and the Rights Agreement will terminate if the Rights Agreement is not ratified by a majority of the votes cast by Independent Shareholders at the Meeting. An Independent Shareholder is any shareholder, excluding an Acquiring Person, a person making a Takeover Bid and their affiliates or associates or persons acting jointly with them. See Exhibit B for the text of the resolution approving the Rights Plan. In addition, under the TSE rules, AGRC and the Participants are not entitled to vote on this matter.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     In adopting the Rights Plan, the Board of Directors considered the appropriateness of establishing a shareholder rights plan and concluded, for the reasons discussed below, that it was in the best interests of the Company and its shareholders to adopt the Rights Plan. ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS CONFIRM THE RIGHTS AGREEMENT BY VOTING IN FAVOUR OF THE RESOLUTION TO BE SUBMITTED TO THE MEETING.

PURPOSE OF THE RIGHTS PLAN

     The Rights Plan was adopted by the Company to provide shareholders and the Board of Directors with sufficient time to consider any take-over bid made for the Ordinary Shares of the Company and to allow a reasonable period of time for the Board of Directors to explore and develop alternatives to maximize shareholder value. NEITHER AT THE TIME OF ADOPTION OF THE RIGHTS PLAN NOR AT THE DATE OF THIS MANAGEMENT PROXY CIRCULAR WAS THE BOARD AWARE OF ANY PENDING OR THREATENED TAKE-OVER BID OR OFFER FOR THE ORDINARY SHARES. It was not the intention of the Board in adopting the Rights Plan to secure the continuance in office of the existing members of the Board or to avoid an acquisition of control of the Company in a transaction that is fair and in the best interests of the shareholders. The rights of shareholders under existing law to seek a change in the management of the Company or to influence or promote action of management in a particular manner will not be affected by the Rights Plan. The adoption of the Rights Plan does not affect the duty of the Board of Directors to act honestly and in good faith with a view to the best interests of the Company and its shareholders.

     The Board of Directors believes that under the existing rules relating to take-over bids and tender offers in Canada and the United States there is not sufficient time for the directors to fully assess offers and to explore and develop alternatives for shareholders in the event of an unsolicited take-over bid. Under these rules, a take-over bid must remain open in Canada for a minimum of 21 days and in the United States for a minimum of 20 business days. The time required to consider and complete a change of control transaction for a company of the size and complexity of the Company must be considered from both the perspective of the Company and of potential purchasers. The result is that shareholders may fail, in the absence of the Rights Plan, to realize the maximum value for their shares. Accordingly, the directors believe that the Rights Plan is an appropriate mechanism to ensure that they will be able to discharge their responsibilities to assist shareholders in responding to a take-over bid or tender offer.

     The Board of Directors believes that the Rights Plan will not adversely limit the opportunity for shareholders to dispose of their shares through a take-over bid or tender offer for the Company which provides fair value to all shareholders. The directors will continue to be bound to consider fully and fairly any take-over bid or tender offer for shares of the Company and to discharge that responsibility with a view to the best interests of the Company and its shareholders.

     The provisions of the Rights Plan relating to Permitted Bids, which are described below under "The Rights Plan -- Permitted Bid", will permit shareholders to tender to a take-over bid or tender offer which is a "Permitted Bid" regardless of the views of the Board of Directors as to the acceptability of the bid or offer. If an acquiror determines not to meet the requirements of a Permitted Bid, the Board of Directors may, through the opportunity to negotiate with the acquirer, be able to influence the fairness of the terms of the take-over bid or tender offer.

     Shareholder rights plans have been adopted by a large number of publicly held corporations in Canada and the United States. The terms of the Rights Plan, set forth in the Rights Agreement, are substantially similar to those recently adopted by other major Canadian corporations.

                                THE RIGHTS PLAN

     The following is a summary description of the general operation of the Rights Plan. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE TEXT OF THE RIGHTS AGREEMENT.

     Capitalized terms used below but not defined below have the meanings ascribed to them in the Rights Agreement.

THE RIGHTS

     The Rights were issued pursuant to the Rights Agreement between the Company and the Rights Agent. Each Right entitles the registered holder thereof to purchase from the Company on the occurrence of certain events, one Ordinary Share at the price of $75 per share, subject to adjustments (the "Exercise Price"). However, if a Flip-in Event occurs, each Right would then entitle the registered holder to receive, upon payment of the Exercise Price, that number of Ordinary Shares that have a market value at the date of that occurrence equal to twice the Exercise Price. The Rights are not exercisable until the Separation Time. The Rights expire on the termination of the annual meeting of shareholders of the Company in the year 2001 unless earlier terminated by the Board.

OVERVIEW OF THE RIGHTS PLAN

     The Rights Plan utilizes the mechanism of the Permitted Bid to ensure that a person seeking control of the Company allows shareholders and the Board sufficient time to evaluate the bid. The purpose of the Permitted Bid is to allow a potential bidder to avoid the dilutive features of the Rights Plan by making a bid in conformity with the conditions specified in the Permitted Bid provisions. If a person makes a Take-over Bid that is a Permitted Bid, the Rights Plan will not affect the transaction in any respect.

     The Rights Plan should not deter a person seeking to acquire control of the Company if that person is prepared to make a Take-over Bid pursuant to the Permitted Bid requirements or is prepared to negotiate with the Board of Directors. Otherwise, a person will likely find it impractical to acquire 20% or more of the outstanding Ordinary Shares because the Rights Plan will substantially dilute the holdings of a person or group that seeks to acquire such an interest other than by means of a Permitted Bid or on terms approved by the Board of Directors. When a person or group or their transferees become an Acquiring Person, the Rights Beneficially Owned by those persons become void thereby permitting their holdings to be diluted. The possibility of such dilution is intended to encourage such a person to make a Permitted Bid or to seek to negotiate with the Board the terms of an offer which is fair to all shareholders.

TRADING OF RIGHTS

     Until the Separation Time, the Rights will be evidenced only by outstanding Ordinary Share certificates. The Rights Plan provides that, until the Separation Time, the Rights will be transferred with and only with the associated Ordinary Shares. Until the Separation Time, or earlier termination or expiration of the Rights, each new share certificate issued after the Record Time, upon transfer of existing Ordinary Shares or the issuance of additional Ordinary Shares, will display a legend incorporating the terms of the Rights Agreement by reference. As soon as practicable following the Separation Time, separate certificates evidencing the Rights (the "Rights Certificates") will be mailed to the holders of record of Ordinary Shares as of the close of business at the Separation Time, and thereafter the Rights Certificates alone will evidence the Rights.

SEPARATION TIME

     The Rights will separate and trade apart from the Ordinary Shares after the Separation Time. Separation Time means the close of business on the tenth business day after the earlier of (i) the first date (the "Stock Acquisition Date") of public announcement of facts indicating that a person has become an Acquiring Person, (ii) the commencement of, or first public announcement of the intent of any person, other than the Company or any corporation controlled by the Company, to commence a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid or a Take-over Bid in respect of which the Board of Directors has determined to waive the application of the Rights Plan) or (iii) the date upon which a Permitted Bid ceases to be a Permitted Bid or, in any circumstances, such earlier or later date as may be determined by the Board, acting in good faith.

ACQUIRING PERSON AND FLIP-IN EVENT

     An Acquiring Person is, generally, a person who beneficially owns 20% or more of the outstanding Ordinary Shares of the Company. Holders of 20% or more of the outstanding Ordinary Shares as at the date of the Rights Agreement are grandfathered provided that such person shall not thereafter acquire an additional 1.0% of the outstanding Ordinary Shares from time to time except pursuant to certain permitted exceptions. The Rights Agreement provides certain other exceptions to that rule, including a person who acquires 20% or more of the outstanding Ordinary Shares through a Permitted Bid Acquisition, an Exempt Acquisition or in its capacity as an Investment Manager, Trust Company or Plan Trustee, provided in these latter instances that the person is not making or proposing to make a Take-over Bid. The term Acquiring Person does not include the Company or any corporation controlled by the Company. If a person becomes an Acquiring Person (a "Flip-in Event"), each Right will generally convert into the right to purchase from the Company, upon exercise, a number of Ordinary Shares having an aggregate Market Price on the date of the Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price. Holders of Rights who do not exercise their Rights upon the occurrence of a Flip-in Event may therefore suffer substantial dilution.

PERMITTED BID

     A Flip-in Event does not occur if a Take-over Bid is a Permitted Bid. A Permitted Bid is a Take-over Bid, made by means of a take-over bid circular, which also:

     (i) is made to all registered holders of Ordinary Shares (other than the Offeror);

     (ii) contains, and the take-up and payment for Ordinary Shares tendered or deposited is subject to, an irrevocable and unqualified condition that no Ordinary Shares will be taken up or paid for pursuant to the Take-over Bid prior to the close of business on a date which is not less than 45 days following the date of the Take-over Bid;

     (iii) contains irrevocable and unqualified provisions that:

        (a) unless the Take-over Bid is withdrawn, all Ordinary Shares may be deposited pursuant to the Take-over Bid at any time prior to the close of business on the date of first take-up or payment for Ordinary Shares under the bid and that all Ordinary Shares deposited pursuant to the Take-over Bid may be withdrawn at any time prior to the close of business on such date;

        (b) more than 50% of the outstanding Ordinary Shares held by persons, other than the Offeror, its Affiliates or Associates and persons acting jointly or in concert with the Offeror (the "Independent Shareholders"), determined as at the date of first take-up or payment for Ordinary Shares under the Take-over Bid, must be deposited to the Take-over Bid and not withdrawn at the close of business on the date of first take-up or payment for Ordinary Shares; and

        (c) in the event that more than 50% of the then outstanding Ordinary Shares held by Independent Shareholders shall have been deposited to the Take-over Bid, the Offeror will make public announcement of that fact and the Take-over Bid will be extended on the same terms for a period of not less than 10 business days from the date of such public announcement.

     The Rights Plan also provides for a "Competing Permitted Bid", which is a Take-over Bid made during the currency of another Permitted Bid that satisfies all of the requirements of a Permitted Bid except that, provided it is outstanding for a minimum period of 21 days, it may expire on the same date as the initial Permitted Bid.

TAKE-OVER BID

     A Take-over Bid is defined in the Rights Plan as an offer to acquire Ordinary Shares or securities convertible into Ordinary Shares, where the Ordinary Shares subject to the offer to acquire, together with the Ordinary Shares into which the securities subject to the offer to acquire are convertible, and the Offeror's Securities, constitute in the aggregate 20% or more of the outstanding Ordinary Shares at the date of the offer.

WAIVER AND REDEMPTION

     The Board of Directors of the Company may, prior to a Flip-in Event, waive the dilutive effects of the Rights Plan in respect of a particular Flip-in Event that would result from a Take-over Bid made by way of a take-over bid circular to all holders of Ordinary Shares. In such case, such waiver would be deemed also to be waiver, on the same terms and conditions, in respect of any other Flip-in Event which occurs by reason of another Take-over Bid made prior to the expiry of the Take-over Bid for which the initial waiver was given. The Board of Directors of the Company may also waive the Rights Plan in respect of a particular Flip-in Event that has occurred through inadvertence, provided that the Acquiring Person that inadvertently triggered such Flip-in Event reduces its beneficial holdings to less than 20% of the outstanding Ordinary Shares. Subject to the prior consent of the holders of Ordinary Shares or of Rights, at any time prior to the occurrence of a Flip-in Event, the Board of Directors may at its option redeem all, but not less than all, of the outstanding Rights at a nominal value.

                           PROPOSALS BY SHAREHOLDERS

     Shareholders desiring to submit proposals at an annual meeting must comply with applicable provisions of the Canada Business Corporations Act. Shareholders may present proposals for inclusion in management's proxy circular to be mailed in connection with the annual meeting of shareholders in 1999 provided that such proposals are received in the Company's principal executive office on or before November 26, 1998, and that proposals are required by the applicable terms of the U.S. Securities Exchange Act of 1934 or Canada Business Corporations Act to be included in the Company's proxy circular.

     COMPLIANCE WITH SECTION 16 OF THE U.S. SECURITIES EXCHANGE ACT OF 1934

     Section 16 of the U.S. Securities Exchange Act of 1934 ("Exchange Act") requires that each director and executive officer and certain shareholders file certain forms with the Commission reporting their beneficial ownership of Ordinary Shares. A company which is a "foreign private issuer" as defined in the Exchange Act is not subject to the provisions of Section 16. During 1997, the Company was a foreign private issuer, except for three weeks. Based solely on records available to the Company, it appears that each director and executive officer of the Company complied with its reporting obligations under Section 16, other than Mr. Michell who failed to file an initial Report on Form 3 within the time required by the Exchange Act. All directors and officers of Gulf have complied with all Canadian insider trading reporting obligations and the information is publicly available.

                              DIRECTORS' APPROVAL

     The contents and sending of this Proxy Circular have been approved by the Directors of the Company.

                                         GULF CANADA RESOURCES LIMITED

                                         "CRAIG S. GLICK"

                                         Craig S. Glick
                                         Secretary

Calgary, Alberta
March 23, 1998

                                  SCHEDULE "A"

                              CORPORATE GOVERNANCE

     The Toronto Stock Exchange Committee on Corporate Governance in Canada has issued a series of proposed guidelines (the "TSE Guidelines") for effective corporate governance. The TSE Guidelines address matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees and the effectiveness and education of board members.

     Gulf's Board of Directors and senior management consider good corporate governance to be central to the effective and efficient operation of Canadian corporations and have addressed the TSE Guidelines below.

     An "unrelated" director for the purposes of the TSE Guidelines is a director who is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act in the best interests of the Company, other than interests arising from shareholding. In defining an unrelated director, the TSE Guidelines placed emphasis on the ability of a director to exercise objective judgment, independent of management. The TSE Guidelines also made an informal distinction between inside and outside directors. The TSE Guidelines considers an inside director a director who is an officer or employee of the Company or any of its affiliates.

     The composition of Gulf's Board of Directors may be impacted by the Shareholder Agreement, which provides that AGRC and the Participants may each nominate and support each other in voting for a certain number of directors, depending on the percentage of outstanding Ordinary Shares held by that party. As between AGRC and the Participants, the Shareholders Agreement provides that at present shareholding levels, at the 1998 Annual and Special Meeting of Shareholders, each shall be entitled to nominate three directors, with the remaining six to be comprised of the Chief Executive Officer and five independent directors (chosen by a committee composed of one Participant nominee, one AGRC nominee and one independent director).

     Gulf does not provide formal education programs for new directors, but does provide such orientation and information as individual directors may request. All directors, notwithstanding the manner in which they were nominated, are required to act in the best interests of the Company.

     Gulf's Board of Directors has three committees, an Executive Committee, a Compensation and Pension Committee, as well as an Audit Committee. All members of committees are non-management directors and a majority of all members are unrelated, as required by the TSE Guidelines. Gulf believes that the size of its Board is sufficiently small that certain matters that might otherwise be delegated to committees can be dealt with effectively by the entire Board, such as the consideration of environmental and corporate governance issues. Gulf therefore does not have a committee specifically responsible for such issues. The Compensation Committee has reviewed the compensation of the directors in light of their risks and responsibilities, as required by the TSE Guidelines. As a result of the review, each director was granted stock options pursuant to Gulf's Incentive Stock Option Plan (1994) and options of Gulf Indonesia Resources Limited to more closely align the interests of the directors with those of Gulf's Shareholders. In addition, Gulf's Board of Directors has the ability to function independently of management and has the ability to engage outside advisors, at the Company's expense, should the Board of Directors or individual directors so wish, as specified in the TSE Guidelines.

     Gulf's Board of Directors is responsible under applicable law for the management of the business and affairs of the Company. The Board retains all powers which are not expressly delegated to management. In connection with the delegation of power to management, the Board, as suggested in the TSE Guidelines, explicitly retains the power to, and does, consider such matters as the appointment and monitoring of senior management (although not the training of senior management), short and long term strategic planning, and general oversight of risk management strategies. The Board has also established the position of internal auditor, who reports directly to the Audit Committee of the Board, to monitor internal controls and management information systems. In connection with the review by the Board of strategic planning matters, the Board approves the corporate objectives of the Chief Executive Officer and senior management, also as suggested by the TSE Guidelines.

                                  SCHEDULE "B"

                                   RESOLUTION
                       SHAREHOLDER RIGHTS PLAN AGREEMENT

BE IT RESOLVED THAT:

1. The Shareholder Rights Plan Agreement made as of February 19, 1998 between Gulf Canada Resources Limited (the "Company") and Montreal Trust Company of Canada, as Rights Agent, as may be amended pursuant to its terms, be and the same is hereby ratified.

2. Any director or officer of the Company be and is hereby authorized, for and on behalf of the Company, to execute (whether under the corporate seal of the Company or otherwise) and deliver such other documents and instruments and take such other actions as such director or officer may determine to be necessary or advisable to implement this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents or instruments and the taking of any such actions.

                         GULF CANADA RESOURCES LIMITED

                   ANNUAL AND SPECIAL MEETING, APRIL 29, 1998

                                     PROXY

     The undersigned shareholder of Gulf Canada Resources Limited (the "Company") hereby appoints Richard H. Auchinleck, President and Chief Executive Officer, or failing him, Craig S. Glick, Senior Vice President, Corporate and Chief Financial Officer and Secretary, or instead of either of the foregoing, .....................................................................
 . as the nominee of the undersigned to attend and act for and on behalf of the undersigned at the ANNUAL AND SPECIAL MEETING OF THE COMPANY TO BE HELD ON APRIL 29, 1998 (the "Meeting"), and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned was personally present at the said Meeting or such adjournment or adjournments thereof and, without limiting the generality of the authorization and power hereby given, the said nominee is specifically directed to vote the Ordinary Shares registered in the name of the undersigned at the Meeting,

    [ ]FOR the election as directors of all       or         [ ]WITHHOLD FROM VOTING for all nominees
       nominees listed below (except as                         listed below
       marked to the contrary below)

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE
    STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW).

    R.H. Allen, R.H. Auchinleck, S.H. Hartt, R.H. Hefner, Jr., H.E. Joudrie,
    T.M. Long, D.F. Mazankowski, A.H. Michell, H.M. Neldner, W. O'Donoghue, R.N.
    Robertson, M. Sabia

    [ ]FOR the appointment of Ernst & Young       or         [ ]WITHHOLD FROM VOTING on the
       as auditors, with remuneration to be                     appointment of Ernst & Young as
       fixed by the directors.                                  auditors, with remuneration to be
                                                                fixed by the directors.
    [ ]FOR the ratification of the                or         [ ]AGAINST the ratification of the
       Shareholder Rights Plan as described                     Shareholder Rights Plan as described
       in the accompanying Management Proxy                     in the accompanying Management Proxy
       Circular.                                                Circular.

   THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE MANAGEMENT OF THE COMPANY AT THE DIRECTION OF THE BOARD OF DIRECTORS. This proxy confers discretionary authority with respect to amendments to matters identified in the Notice of Annual and Special Meeting of Shareholders or other matters which may properly come before the Meeting or any adjournment thereof. This proxy also authorizes the replacement of any nominee identified above for election to the Board of Directors if such nominee is unable to serve or will not serve. Management knows of no such amendments, other matters or anticipated replacements as at the date hereof. The Ordinary Shares represented by this proxy, if appointing the persons designated as nominees above, will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and, where the person whose proxy is solicited specifies a choice with respect to any matter to be voted upon, the Ordinary Shares shall be voted in accordance with the specification so made.

   IF NO CHOICE IS SPECIFIED, THE ORDINARY SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS ,"FOR" THE APPOINTMENT OF ERNST & YOUNG AS AUDITORS, WITH REMUNERATION TO BE FIXED BY THE DIRECTORS AND "FOR" THE RATIFICATION OF THE SHAREHOLDER RIGHTS PLAN.

        A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER OF THE COMPANY) OTHER THAN THE PERSONS DESIGNATED AS NOMINEES ABOVE TO ATTEND AND ACT FOR AND ON BEHALF OF SUCH SHAREHOLDER AT THE MEETING AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME OF SUCH PERSON IN THE BLANK SPACE PROVIDED ABOVE.

        This proxy must be executed by the shareholder or an attorney authorized in writing or, if the shareholder is a corporation, its corporate seal must be affixed or this form of proxy must be signed by an officer or attorney thereof duly authorized indicating the capacity under which such officer or attorney is signing.

                                Dated
                                     ------------------------------------------
                                       (if undated, the proxy will be deemed to bear the date on which it was mailed to the shareholder)

                                Signature
                                         --------------------------------------
                                       (please sign, date and mail promptly in
                                                  the enclosed envelope)

                                Signature of Co-owner
                                                     --------------------------

                                     TO BE EFFECTIVE, PROXIES MUST BE RECEIVED
                                BEFORE 4:30 P.M. (CALGARY TIME) ON APRIL 28,
                                1998, BY MONTREAL TRUST COMPANY OF CANADA, 600, 530 - 8TH AVENUE S.W., CALGARY, ALBERTA, T2P 3S8, OR BE DEPOSITED WITH THE CHAIRMAN OF THE MEETING PRIOR TO THE COMMENCEMENT OF THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME PRIOR TO THEIR USE.